LORD ABBETT RESEARCH FUND, INC.

Lord Abbett America’s Value Fund

Lord Abbett Growth Opportunities Fund

Lord Abbett Large Cap Core Fund

Lord Abbett Small Cap Value Fund

Supplement dated July 21, 2008 to the

Prospectus dated April 1, 2008

(Class A, B, C, F, I, P, R2, and R3 Shares)

Effective July 28, 2008, the following replaces the subsection titled “The Fund – Management – Investment Managers” in the Prospectus:

Portfolio Managers.  For the America’s Value Fund, Growth Opportunities Fund, and Large Cap Core Fund, Lord Abbett uses a dedicated team of portfolio managers to manage each Fund’s investments, supported by an equity research team that provides company, industry, sector and macroeconomic research and analysis.  For the Small Cap Value Fund, Lord Abbett uses a dedicated investment management team of portfolio managers and equity analysts to manage the Fund’s investments.  The Statement of Additional Information contains additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

Effective July 28, 2008, the following replaces the subsection titled “The Fund – Management – Growth Opportunities Fund” in the Prospectus:

Growth Opportunities Fund.  The portfolio management team is headed by Paul J. Volovich, Portfolio Manager.  Mr. Volovich joined Lord Abbett in 1997 and has served as a quantitative analyst, research analyst, and portfolio manager for several other investment strategies.  Assisting Mr. Volovich is David J. Linsen, Portfolio Manager.  Mr. Linsen joined Lord Abbett in 2001 and has served as a research analyst for the mid cap growth strategy.  Messrs. Volovich and Linsen are jointly and primarily responsible for the day-to-day management of the Fund.

Effective July 28, 2008, the following replaces the subsection titled “The Fund – Management – Large Cap Core Fund” in the Prospectus:

Large Cap Core Fund. The portfolio management team is headed by Daniel H. Frascarelli, Partner and Portfolio Manager.  Mr. Frascarelli joined Lord Abbett in 1990 and has been a team member since 2005.  Mr. Frascarelli has served as a portfolio manager for several other investment strategies since 1993.  Assisting Mr. Frascarelli is Randy Reynolds, Portfolio Manager.  Mr. Reynolds joined Lord Abbett in 1999 and has served as a quantitative and research analyst for several investment strategies.  Messrs. Frascarelli and Reynolds are jointly and primarily responsible for the day-to-day management of the Fund.